Exhibit 99.2
Power Secure

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company’s SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

Our Business and the Customers We Serve Energy and Smart Grid Solutions Energy $45MM Services Oil and Gas Electric Utility Partners Producers Commercial, Industrial, and Institutional Customers $25MM $20MM $17MM Interactive Energy Efficiency Utility Energy Services Distributed Infrastructure Generation 3 Chart shows revenues for the Last 12 Months (“LTM”) ended December 2009.

Our Track Record of Profitable Growth and Strong Execution $160 Revenue 40% Gross Margin % $140 $135 35% 35% $32% $120 116 $111 31% $103 Revenue 30% $100 29% 27% 28% 27% of Dollars $80 25% $60 Millions $44 20% $40 $31 $29 Gross Margin % 15% $20 $0 10% 4

Our Business Results and Momentum Strengthened as 2009 Progressed Revenue E.P.S. $35 $0.20 $30 $30$ 28 $0.15 $25 $25 $0.10 $0.09 $0.09 $20 of Dollars $20 per Share Earnings Millions $0.05 $0.04 $15 $10 $0.00 1Q09 2Q09 3Q09 4Q09 $5 — $0.05 $0 -$0.07 1Q09 2Q09 3Q09 4Q09 -$0.10 5

Strong 1Q10 Results 1Q10 Variance Versus 1Q09 ($ millions, except E.P.S.) Actuals $ % Revenue 24.7 5.0 25% Gross Margin 9.6 3.7 63% Gross Margin % 38.9% 9.1pp Operating Income 0.6 2.1 N/M Net Income 1.2 2.4 N/M E.P.S. (diluted) 0.07 0.14 N/M 6

Our Strong Balance Sheet Positions Us Well for the Future 1Q10 Key Balance Sheet Figures Cash $17 million Revolving $50 million, Zero Drawn Credit Facility Capital Leases $5 million EBITDA(1) $12 million (Trailing 12 Months) 7 (1) See Non-GAAP Financial Measure Reconciliation in Appendix

Interactive Distributed Generation: Smart Grid Efficiencies + Standby Power = ROI Monitoring Grid PowerSecure Smart Grid Monitoring Monitoring and Peak Load On-Site Center Forecasting Power Monitoring Monitoring Dispatching Utility Generating Power Power System Interactive Distributed Generation® Customer System Electric Site Utility • 24/7 Monitoring for Standby and Peak Shaving • Proprietary Internet-based Monitoring, Dispatch, and Control • No Interruption of Power =“No Pain” Solution (NexGear® Switchgear) • Utility Tariff and Interconnect Experts 8

Our Systems Ran 7,500 Times in 2009 to Deliver Peak Shaving Benefits for Utilities and their Customers Optimizing Cost During 200-250 per kWh Hours Annually of Highest Peak Price Demand Wholesale % of Time Price Level Exists Peak Electricity Shaving Savings Demand 9 1. Top Figure — Source: SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com. 2. Bottom Figure –- Source: PowerSecure data, utility demand curve for a winter day.

Critical Backup Power y The Lack of Backup Power Costs the U.S. $80 Billion Annually(1) y Less than 3% of U.S. Commercial and Industrial Power is “Backed Up”(2) y Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity(2) (Out of the Total 1,000,000 Megawatts of U.S. Capacity) y Wind and Solar Installations Require Backup “Firming” Systems due to Weather-Dependencies y “... the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour...” (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009) y Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid y “The main problems with electricity are the fragility, and... vulnerability, of the national grid... It is susceptible to extended outage from natural disaster or sabotage...” (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008) 10 (1) Berkeley Lab Study, 2004 (2) EIA data, and PowerSecure estimates using EIA data

Distributed Generation Business Model: “Customer-Owned” and “PowerSecure-Owned” PowerSecure Revenue System Sale Cost of (Project-based) Sales Model PowerSecure Monitoring Revenue Gross Customer-Owned Margin Generation PowerSecure Recurring Capital PowerSecure Recurring Revenue Revenue Model PowerSecure-Owned Cost of Sales Generation Operating Margin 11

Utility Infrastructure: An Extension of our Core Competencies and Utility Relationships y Transmission & Distribution Maintenance and Construction y Substation Products and Services y Advanced Metering and Lighting Installations y Storm Restoration y Utility Engineering and Design Services y Regulatory and Rate Design Consulting 12

Utility Infrastructure: Business Progression and Growth ? Our Utility Infrastructure Investment and Progression ? 2005 – Launched Utility Engineering Business (Hired Leading Utility Engineering Executive to Lead Engineering Team) ? 2006 – Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers ? 2007 – Launched Utility Services Business (Hired Leading Utility Transmission & Distribution Executive) ? 2009 – 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews ? Our Goal: $100 Million Business in 5 Years ? Industry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030(1) (Average of over $40 Billion/Year) ? Capitalize on our “People Advantage” ? Investing in “Technology Advantage” – Development of PowerSecure “SmartStation” 13 (1) The Brattle Group, November 2008 – “Transforming America’s Power Industry – The Investment Challenge 2010-2030”

Energy Efficiency: EfficientLights Extends our National Account Relationships y EfficientLights® – LED-Based Lighting Fixture for Grocery, Drug, and Convenience Store Refrigerated Cases y Replaces to Traditional Fluorescent Lighting y Reduces Lighting Energy Use by 70% y Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent) y Reduces Stores’ Carbon Footprint/Eliminates Mercury-containing Fluorescent Lights y We are the Market Leader: We have the best quality light in the marketplace, and the strongest ROI y 726% Growth in 2009 — to $22MM of Revenue y The Market Approaches $1 Billion (Retrofit of Grocery, Drug, and Convenience Stores) 14

LED Lighting: Business Progression and Growth ? EfficientLights Strong Growth $22.1 $21 Million of New Orders Received for 2010 during 1Q10 $2.7 $0.0 2007 2008 2009 2010 ? New Product Development Engine: Innovative Electronic Solutions Lighting (“IES”) Acquisition ? Proven LED Lighting Engineering Capabilities Enhances and Complements EfficientLights – to Accelerate New Product Development ? Products: Street Lights, Security Lights, Commercial Building Overhead Lighting, Specialty Lighting ? Verticals: Utilities, Commercial & Industrial Customers ? LED Lighting Market is Expected to Grow 50% for Next 2 Years —Total Market Opportunity is Over $100 Billion 15

As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers 16

NSADAQ: POWR (919) 556 3056 www.PowerSecure.com 17

Appendix (Non-GAAP Measures) 18

Non-GAAP Reconciliation: EBITDA Last 12 Months ($ in 000’s) Ended 1Q10 Net Income – As Reported 5,145 Depreciation & Amortization 2,534 Taxes 1,155 Interest Expense 574 Interest Income (139) Equity interest distributions less income, Minority Int, Disposal of 2,634 PP&E, Stock Comp EBITDA 11,905 19

Non GAAP Measures y References by the Company to “Adjusted E.P.S.”, and the other “Adjusted” non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company’s GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company’s second quarter of fiscal 2007. The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the Company’s operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company’s operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other “Adjusted” non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company’s core operating performance and results and allowing investors to more easily compare the Company’s financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst’s estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. “Adjusted E.P.S.”, and the other “Adjusted” non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. y References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company’s operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company’s core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company’s core operating performance and results, and it is also utilized by the Company’s lenders in their assessment of the Company’s performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information 20